Land Use Rights, Net	12 Months Ended
Dec. 31, 2021
Land Use Rights Net [Abstract]
LAND USE RIGHTS, NET

8. LAND USE RIGHTS, NET

Land use rights consisted of the following:

	December 31, 2020	December 31, 2021
Cost of land use rights	$16,007	$16,390
Less: accumulated amortization	(2,006)	(2,382)
Land use rights, net	$14,001	$14,008

The land use rights were acquired for the use of the Group’s production facilities. Land use rights are amortized on a straight-line basis for 50 years or shorter of the estimated usage periods or the terms of the land use rights agreements. The Group recorded amortization expenses of $302, $303 and $325 for the years ended December 31, 2019, 2020 and 2021, respectively. Future amortization expense is $325 per year for each of the next five years through December 31, 2026 and thereafter.